UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2022

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 Donley Drive, Suite 100, Austin, Texas		78758
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by Astrotech Corporation (the “Company”) in its Form 8-K filed with the Securities and Exchange Commission on April 26, 2022, Ronald W. Cantwell, a member of the Board of Directors of the Company, passed away on April 19, 2022. Mr. Cantwell, an independent director, served as the chairman of the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) at the time of his passing.

On April 25, 2022, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that due to Mr. Cantwell’s death, the Company is no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A) and Nasdaq Listing Rule 5606(b)(1), which requires the Audit Committee to be comprised of a minimum of three independent directors and the Company to maintain a majority independent board of directors, respectively. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B) and Nasdaq Listing Rule 5605(b)(1)(A), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A) and Nasdaq Listing Rule 5606(b)(1), which cure periods will expire at the earlier of the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) or April 19, 2023, or if the 2022 Annual Meeting is held before October 17, 2022, then the Company must evidence compliance no later than October 17, 2022. On April 27, 2022, Nasdaq issued a letter to the Company confirming the Company’s noncompliance with Nasdaq Listing Rule 5605 and informing the Company of the cure periods. The Company intends to appoint an additional independent director to the Board and the Audit Committee prior to the end of the cure periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:	/s/ Thomas B. Pickens III

Name:	Thomas B. Pickens III
Title:	Chairman of the Board and Chief
Executive Officer

Date: April 29, 2022